Exhibit 10.17

Certain identified information, indicated by [***], has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.

Date: 10-Oct-2023	Purchase Order: PO-51553

Vendor ScanTech Identification Beam Systems, LLC 1735 Enterprise Drive Buford GA 30518 United States (678) 318-8441		PO No.: Due Date: Ordered By: Vendor Quote No.: Currency:	PO-51553 31-Dec-2023 Vasco Aguiar Visiontec-83123.dvw.Rev 9 USD

Bill To: Visiontec (2008) Ltd. 247 Armstrong Ave Unit 1 Georgetown ON L7G 4X6 Canada ap@visiontecsystems.com	Ship To: Visiontec Systems 247 Armstrong Ave Unit 1 Georgetown ON L7G 4X6 Canada Attn: Debra Bates	Shipping Method: Incoterm: Terms:	Prepaid - Delivered EXW Special Instructions Below

No.	Item	Unit Price	Qty	Extended Price
1	SENTINEL CT Checkpoint Baggage Scanning System	[***]	8	[***]
	SENTINEL CT Checkpoint Baggage Scanning System -Includes set of 50cm Ingress and Egress Tunnel extensions (Doghouses), 32” UHD Monitor & Control panel.

2	SENTINEL CT Smart Conveyance System	[***]	8	[***]
	SENTINEL CT Smart Conveyance System Bill of Material includes:
	1 - Smart Ingress Conveyor System consisting of:
	1 - 2.7m Declining Gravity Roller Conveyor, plus;
	1 - 2.1m Powered Roller Conveyor w/ 2 Zones
	1 - Smart Egress Conveyor System consisting of:
	1 - 3m Powered Roller Conveyor w/ 5 Zones, plus;
	1 - 90° Diverter Transfer Unit
	1 - 2.2m Gravity Roller Conveyor
	1 - Inspection Table & Return Conveyor System consisting of:
	1 - 1m Ball Table for Manual Bag Inspection, plus;
	1 - 2.4m Declining Gravity Roller Return Conveyor
	1 - PLC Conveyance Control Computer
	1 - Set of Acrylic Personnel Protection Panels consisting of:
	2 - Clear Ingress Panels attached to 2.1m Powered Roller Conveyor
	3 - One-Way Egress Panels attached to 3m Powered Roller Conveyor

			Subtotal GST/HST PST/QST Total	[***] [***] [***] [***]

www.visiontecsystems.com

247 Armstrong Ave, Unit 1, Georgetown, ON, L7G 4X6, Canada T: 905-702-8901 F: 905-873-8265 info@visiontecsystems.com

Date: 10-Oct-2023	Purchase Order: PO-51553

Special Instructions: Payment Terms: 1) [***] Down PO Value Net 10 Days after Order Placed. 2) [***] per EXW Shipment Value Net 30 Days 3) [***] per System Value-Installation & Acceptance Net 30 Days

Acceptance:

ScanTech Identification Beam Systems

/s/ Dolan Falconer
Dolan Falconer, President & CEO

Visiontec Systems

/s/ Dave Corrigan
Dave Corrigan, President

www.visiontecsystems.com

247 Armstrong Ave, Unit 1, Georgetown, ON, L7G 4X6, Canada T: 905-702-8901 F: 905-873-8265 info@visiontecsystems.com